SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                             December 18, 1997
               --------------------------------------------------

               (Date of Report, date of earliest event reported)


                                  VALHI, INC.
              ---------------------------------------------------

             (Exact name of Registrant as specified in its charter)


           Delaware                  1-5467                  87-0110150
      ----------------------------------------------------------------------

  State or other         (Commission          (IRS Employer
  jurisdiction of        File Number)        Identification
  incorporation)                                  No.)


            5430 LBJ Freeway, Suite 1700, Dallas, TX     75240-2697
           ----------------------------------------------------------

            (Address of principal executive offices)     (Zip Code)


                                (972) 233-1700
          ------------------------------------------------------------

              (Registrant's telephone number, including area code)


             (Former name or address, if changed since last report)


Item 5: Other Events
        ------------


        On December 18, 1997, a subsidiary of the Registrant, CompX International Inc., issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 7: Financial Statements,  Pro Forma  Financial Information
        -------------------------------------------------------

        and Exhibits
        ------------


        (c)  Exhibit
             -------


             Item No.         Exhibit Index
             --------  -----------------------------------


             99.1      Press release dated December 18, 1997
                       issued by the CompX International Inc.


                                   SIGNATURES
                                   ----------



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 VALHI, INC.
                                 (Registrant)



                                 By: /s/ Steven L. Watson
                                     ---------------------------

                                      Steven L. Watson
                                      Vice President & Secretary